UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 31, 2003

21st CENTURY HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Florida	0-2500111	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4161 N.W. 5th Street, Plantation, FL 33317

(Address of Principal Executive Office) (Zip Code)

(954) 581-9993

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Financial Statements of Business Acquired.

Not Applicable.

(b)

Pro Forma Financial Information (unaudited).

Not Applicable.

(c)

Exhibits.

Exhibit

Description

99.1

21st Century Holding Company Press Release, dated October 30, 2003.

Item 9.

Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and

Financial Condition.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto and incorporated herein by reference, is concurrently hereby intended to be furnished pursuant to Item 9. “Regulation FD Disclosure” and Item 12. “Disclosure of Results of Operations and Financial Condition,” under Item 9 of Form 8-K. As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21st CENTURY HOLDING COMPANY

By: /s/ RICHARD A. WIDDICOMBE
Name: Richard A. Widdicombe
Dated: October 31, 2003	Title: Chief Executive Officer (Principle Executive Officer)

By: /s/ J.G. JENNINGS, III
Name: J.G. Jennings, III
Dated: October 31, 2003	Title: Chief Financial Officer (Principle Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit

Description

99.1

21st Century Holding Company Press Release, dated October 30, 2003.